UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2007
__________________________
EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification No.)

Two North Riverside Plaza Suite 2100, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 4, 2007, Equity Office Property Trust (“Equity Office”) received a non-binding proposal letter from Vornado Realty Trust to acquire Equity Office. The letter states that Vornado would acquire Equity Office in a tender offer to buy up to 55% of Equity Office’s common shares for $56 per share in cash, and then acquire the rest of Equity Office’s common shares for Vornado common shares through a follow-on merger. A copy of the letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On February 5, 2007, Equity Office convened the special meeting of Equity Office’s shareholders to vote on the merger agreement with affiliates of The Blackstone Group. The meeting was immediately adjourned until 11:00 a.m. (CST) on February 7, 2007 at the Civic Opera Building, 20 North Wacker Drive, Suite 631 (6th Floor), Chicago, Illinois in order to provide Equity Office’s shareholders with sufficient time to review the supplemental proxy materials filed with the Securities and Exchange Commission on February 2, 2007 and furnished to Equity Office’s shareholders.
     On February 5, 2007, Equity Office issued a press release which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Additional Information About the Merger and Where to Find It
     In connection with proposed merger transactions involving Equity Office and EOP Operating Limited Partnership and affiliates of The Blackstone Group, Equity Office filed a definitive proxy statement and proxy statement supplements with the SEC and furnished the definitive proxy statement and proxy statement supplements to Equity Office’s shareholders. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND BOTH PROXY STATEMENT SUPPLEMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. Shareholders can obtain the proxy statement, the proxy statement supplements and all other relevant documents filed by Equity Office with the SEC free of charge at the SEC’s website at www.sec.gov or from Equity Office Properties Trust, Investor Relations at Two North Riverside Plaza, Suite 2100, Chicago, Illinois, 60606, (800) 692-5304 or at www.equityoffice.com.
Participants in the Solicitation
     Equity Office and its trustees and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed merger transactions. Information about Equity Office and its trustees and executive officers, and their ownership of Equity Office’s securities, is set forth in the proxy statement and proxy statement supplements relating to the proposed merger transactions described above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Proposal Letter dated February 4, 2007

99.2	Press Release dated February 5, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: February 5, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
By:	EQUITY OFFICE PROPERTIES TRUST,
its general partner

Date: February 5, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Proposal Letter dated February 4, 2007

99.2	Press Release dated February 5, 2007